                                                                    EXHIBIT 23.1



   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 2005, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Spark Networks plc for the registration of shares of its common stock.


                                                   /S/ ERNST & YOUNG LLP

Los Angeles, CA
March 8, 2005